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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  ------------


                        AUGUST 28, 2000 (AUGUST 15, 2000)
               (Date of Report (date of earliest event reported))


                               CENDANT CORPORATION
             (Exact name of Registrant as specified in its charter)


          DELAWARE                      1-10308                 06-0918165
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
     of incorporation or                                  Identification Number)
        organization)


    9 WEST 57TH STREET
       NEW YORK, NY                                               10019
   (Address of principal                                        (Zip Code)
    executive) office)



                                 (212) 413-1800
              (Registrant's telephone number, including area code)



                                      NONE
       (Former name, former address and former fiscal year, if applicable)



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ITEM 5.  OTHER EVENTS

         On August 15, 2000, Cendant Corporation (the "Registrant") announced that the U.S. District Court in Newark, New Jersey approved as final the previously announced class action litigation settlement with Cendant common stockholders. A copy of the press release issued by the Registrant on August 15, 2000 announcing the final settlement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not Applicable

         (b) Not Applicable

         (c) Exhibits:

             99.1 Press release issued by Cendant Corporation, dated August 15, 2000.







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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                CENDANT CORPORATION



                                                BY:  /s/ James E. Buckman
                                                     --------------------
                                                     James E. Buckman
                                                     Vice Chairman
                                                     and General Counsel




Date: August 28, 2000









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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                 REPORT DATED AUGUST 28, 2000 (AUGUST 15, 2000)


                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
-----------     -----------

99.1 Press Release: U.S. District Court Grants Final Approval of Previously Announced Cendant Class Action Litigation Settlement.